Pension Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Components of net periodic benefit cost
Service cost	$ 312	$ 341
Interest cost	198	191
Expected return on plan assets	(341)	(377)
Amortization of prior service (credit) cost	(89)	(89)
Amortization of net loss	81	43
Net periodic benefit cost	$ 161	$ 109